Mergers and Acquisitions	12 Months Ended
Dec. 31, 2022
Business Combinations [Abstract]
Mergers and Acquisitions	Mergers and Acquisitions
The information presented within this Note excludes discontinued operations. Refer to Note 24, “Discontinued Operations” for further discussion regarding discontinued operations.
On November 12, 2021, the Company completed its acquisition of Century Bancorp, Inc. (“Century”). Under the terms of the Merger Agreement, each holder of Century Class A and B common stock received a cash payment of $115.28 per share. The total consideration paid in the acquisition of Century was $641.9 million in cash. In connection with the acquisition, Century Bank and Trust Company, a wholly owned subsidiary of Century, was merged with and into the Bank. The acquisition added $7.1 billion to total assets, including goodwill and intangible assets, $2.9 billion to total loans, which included PCI loans totaling $67.3 million and $6.1 billion to total deposits, and added 29 full-service banking offices in Massachusetts, as of the date of closing.
The acquisition was accounted for under the acquisition method of accounting in accordance with ASC Topic 805, Business Combinations. Under this method of accounting, the respective assets acquired and liabilities assumed were recorded at their estimated fair values. The excess of consideration paid over the estimated fair value of the net assets acquired totaled $259.0 million and was recorded as goodwill. The results of Century’s operations were included in the Company’s Consolidated Financial Statements subsequent to the acquisition date.
The calculation of goodwill was subject to change for up to one year after the closing date of the transaction as additional information relative to closing date estimates and uncertainties became available. As of December 31, 2022, the Company finalized its analysis of these assets and liabilities and no adjustments to the recorded carrying values were considered necessary.
The following table summarizes the estimated fair values of the assets acquired and the liabilities assumed at the date of acquisition from Century:

Net Assets Acquired at Fair Value
(In thousands)
Assets
Cash and due from banks	$56,831
Short-term investments	575,953
Investment securities	3,117,022
Loans	2,906,491
FHLB stock	6,690
Premises and equipment	64,521
Bank owned life insurance	95,478
Goodwill	259,024
Core deposit intangible	11,633
Other assets	18,915
Total assets acquired	7,112,558
Liabilities
Deposits	6,099,821
Securities sold under agreements to repurchase	274,982
Escrow deposits of borrowers	3,649
Other liabilities	92,237
Total liabilities assumed	6,470,689
Purchase price	$641,869
Fair Value Measurement of Assets Assumed and Liabilities Assumed
The methods used to determine the fair value of the assets acquired and liabilities assumed in the Century acquisition were as follows:
Investment Securities
The estimated fair values of the available for sale debt securities and held-to-maturity debt securities, primarily comprised of U.S. Government agency mortgage-backed securities, U.S. government agencies, Small Business Administration (“SBA”) pooled securities, and municipal bonds carried on Century’s balance sheet, was confirmed using open market pricing provided by multiple independent securities brokers. Based upon management’s determination, a fair value adjustment of $(37.3) million, reflecting a net discount, was recorded on acquired securities and reflects the net unrealized loss position of such securities at the date of acquisition. Securities acquired that were classified on Century’s balance sheet as held-to-maturity were reclassified as available for sale upon acquisition, reflecting management’s intent with respect to such securities.
Loans
Loans acquired in the Century acquisition were recorded at fair value, and there was no carryover of the allowance for loan losses. The fair value of the loans acquired from Century was determined using market participant assumptions in estimating the amount and timing of both principal and interest cash flows expected to be collected, as adjusted for an estimate of future credit losses and prepayments, and then applying a market-based discount rate to those cash flows. Management retained a third-party valuation specialist to assist with the determination of future credit losses, prepayments and a market-based discount rate, the results of which were reviewed by management. A fair value adjustment of $(13.3) million, reflecting a net discount, was recorded on the loans acquired in this transaction and was due primarily to anticipated credit loss, as well as considerations for liquidity and market interest rates.
A portion of the acquired loans exhibited evidence of more-than-insignificant deterioration in credit quality since origination and thus were reviewed to determine if any loans would be deemed PCI. The following is a summary of the PCI loans identified as a result of the review performed as of the date acquired:

As of November 12, 2021
(In thousands)
Contractually required principal and interest at acquisition (1)	$82,900
Contractual cash flows not expected to be collected	6,746
Expected cash flows at acquisition	76,154
Interest component of expected cash flows	8,896
Basis in PCI loans at acquisition - estimated fair value	$67,258
(1)Contractually required principal and interest at acquisition includes interest not expected to be collected due to estimated prepayments.
Premises and Equipment
The Company acquired 29 branches from Century as of the date of closing, 13 of which were owned premises. The fair value of properties acquired was derived by valuations prepared by an independent third party utilizing a combination of the cost approach and the sales comparison approach to value the property as improved.
Included in the acquired premises and equipment of $64.5 million was real estate previously owned by Century and located at 400 Mystic Avenue, Medford, Massachusetts (the “400 Mystic Parcel”). On September 30, 2021, the Company executed a definitive Purchase and Sale Agreement that provided for Eastern Bank to sell the 400 Mystic Parcel, where Century maintained its executive offices. The purchase price for the 400 Mystic Parcel was $20.5 million in cash payable at the closing of the sale which occurred in the mid-fourth quarter of 2021 after the Company completed the acquisition. The fair value of the property was initially recorded at an amount equal to the agreed upon purchase price. Accordingly, no gain or loss was recognized as a result of the sale.
Leases
As part of the Century acquisition the Company added 20 lease obligations. The Company recorded a $13.9 million right-of-use asset and lease liability for these lease obligations.
Core Deposit Intangible
The fair value of the core deposit intangible was determined based on a discounted cash flow analysis using a discount rate commensurate with market participants. To calculate cash flows, deposit account servicing costs (net of deposit fee income) and interest expense on deposits were compared to the cost of alternative funding sources available through FHLBB borrowing rates and national brokered CD offering rates. The projected cash flows were developed using projected deposit attrition rates. Management retained a third-party valuation specialist to assist with the determination of projected cash flows, the results of which were reviewed by management. The core deposit intangible totaled $11.6 million and is being amortized on a straight-line basis over its estimated useful life of approximately 10 years.
Goodwill
The calculation of goodwill was subject to change for up to one year after the date of acquisition as additional information relative to the closing date estimates and uncertainties became available. As the Company finalized its review of the acquired assets and liabilities, certain adjustments to the recorded carrying values could have been required. No adjustments were considered necessary in connection with this review. The goodwill is evaluated annually for impairment. The goodwill is not deductible for tax purposes.
Bank Owned Life Insurance (“BOLI”)
Century’s BOLI cash surrender value was $95.5 million with no fair value adjustment.
Time Deposits
The fair value adjustment for time deposits represents a discount from the value of the contractual repayments of fixed-maturity deposits using prevailing market interest rates for similar-term time deposits. The time deposit discount of approximately $1.8 million is being amortized into income on a level yield amortization method over the contractual life of the deposits.
Securities Sold Under Agreements to Repurchase
Acquired securities sold under agreements to repurchase were $275.0 million with no fair value adjustment as the fair value approximates carrying value. Such agreements reached their maturity prior to December 31, 2021. Accordingly, the Company had no obligations related to securities sold under agreements to repurchase as of December 31, 2021. Securities sold under agreements to repurchase were customer-related and were converted to deposits upon maturity.
Escrow Deposits of Borrowers
Century’s escrow deposits of borrowers was $3.6 million with no fair value adjustment.
Merger-Related Expenses
The Company recorded merger and acquisition expenses of $35.5 million during the year ended December 31, 2021 related to the Century acquisition. These merger and acquisition expenses were included in the following line items of the consolidated statements of income:

For the Year Ended December 31, 2021
(In thousands)
Salaries and employee benefits	$15,947
Office occupancy and equipment	7,198
Data processing	1,286
Professional services	9,223
Other	1,802
$35,456
The following table presents certain unaudited pro forma information for the years ended December 31, 2021 and 2020. This unaudited estimated pro forma financial information was calculated as if Century had been acquired as of the beginning of the year prior to the date of acquisition. This unaudited pro forma information combines the historical results of Century with the Company’s consolidated historical results and includes certain adjustments reflecting the estimated impact of certain fair value adjustments for the respective periods. The pro forma information is not indicative of what would have occurred had the acquisition occurred as of the beginning of the year prior to the acquisition. The unaudited pro forma information does not consider any changes to the provision for loan losses resulting from recording loan assets at fair value, cost savings, or business synergies. As a result, actual amounts would have differed from the unaudited pro forma information presented.

	Unaudited Pro Forma Financial Information for the Years Ended December 31, 2021
	2021	2020
	(In thousands)
Net interest income	$522,621	$502,853
Net income	174,603	61,858
Financial results of Century from the date of acquisition through December 31, 2021 are not presented as management considers the determination of such amounts to be impracticable.